MERRILL LYNCH
                                                              GLOBAL SMALLCAP
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1998

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Worldwide Investments As of 12/31/98

                                                    Country of    Percent of
Ten Largest Equity Holdings                           Origin      Net Assets
Four Seasons Hotels Inc. .......................  Canada              2.5%
DVI, Inc. ......................................  United States       2.4
IDG Books Worldwide, Inc. ......................  United States       2.2
Roland Corporation .............................  Japan               2.0
SPX Corporation ................................  United States       1.9
Cambridge Technology
  Partners, Inc. ...............................  United States       1.9
Sanyo Coca-Cola Bottling Co., Ltd. .............  Japan               1.5
Outback Steakhouse, Inc. .......................  United States       1.5
Arden Realty, Inc. .............................  United States       1.3
Union Tool Company .............................  Japan               1.3

                                                                  Percent of
Ten Largest Industries                                            Net Assets
Computer Software & Systems ..................................        9.4%
Financial Services ...........................................        4.6
Engineering & Construction ...................................        4.5
Media & Related ..............................................        4.1
Electronics ..................................................        3.8
Banking & Finance ............................................        3.5
Insurance ....................................................        3.2
Restaurants ..................................................        2.7
Retail .......................................................        2.6
Hotels .......................................................        2.5

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

DEAR SHAREHOLDER

During the three-month period ended December 31, 1998, the North American equity markets rebounded from the negative returns experienced during the September quarter. To some extent this rebound was fueled by easier credit conditions following interest rate cuts by many central banks. However, small-capitalization issues in the United States continued to lag large-capitalization stocks during the quarter ended December 31, 1998. The price performance provided by the US segment of the unmanaged Morgan Stanley Capital International (MSCI) World Small Cap Index was +18.05% for the quarter, compared to a total return of +21.30% for the unmanaged Standard & Poor's 500 Composite Index, which includes dividend income.

Major European markets ended the quarter with mixed results, with small-capitalization stocks underperforming relative to large-capitalization issues. The best-performing markets were Italy and Switzerland, which posted double-digit positive returns, while the weakest markets were Denmark, Germany and the Netherlands, each of which had negative returns for the December quarter. With the exception of Malaysia, markets across the Pacific Rim posted strong gains. These gains were attributed to the reversal of Japanese yen weakness and the relative weakening in Asian currencies against the yen and the dollar. Asian stock markets responded to cuts in interest rates in most countries and to expectations that the economies had seen their worst. Stock markets also reacted to increasingly positive news in Japan, which included a new fiscal package, revisions to mergers and acquisitions laws and banking reforms. These moves seemed to signal Japan's seriousness about restructuring its economy. Emerging markets rose in response to ample liquidity and declines in interest rates worldwide.

During the December quarter, the Fund outperformed its benchmark, the unmanaged MSCI World Small Cap Index. For the three months ended December 31, 1998, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +17.77%, +17.53%, +17.47% and +17.65%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The price performance for the MSCI World Small Cap Index was +15.13% for the same three-month period.

The Fund's performance for the quarter was hindered by overweighted positions in the Netherlands and emerging markets and underweighted positions in the United States, Japan and Singapore. Stock selection in the emerging markets and the United Kingdom also reduced returns. The Fund's large cash position also limited its appreciation; however, this effect was diminished as we acquired new equity positions toward the latter part of the period. The Fund's performance benefited from overweighted positions in Switzerland and underweighted positions in Belgium and Finland. Also beneficial to performance was stock selection in the United States, Germany, France and Norway.

In the United States, the Fund's overweighted positions in technology stocks and underweighted positions in the materials sector improved returns relative to the Fund's benchmark. Stock selection in the capital equipment, consumer goods and multi-industry sectors further enhanced returns. In the major European markets, an overweighted position in the finance sector produced positive returns, as did an overweighted position in the service sector in Scandinavia. In Japan, the Fund's overweighted position in the consumer goods sector reduced returns relative to the benchmark.

Portfolio Matters and Investment Strategy

We expect global policymakers to continue to ease credit restrictions in their ongoing efforts to avert a global credit crunch and ensure success of the euro conversion in 1999. However, a more negative US political climate, combined with Brazil's economic problems, are likely to continue to hang over global equity markets early in the first half of 1999.

We believe European economies will experience positive effects from the introduction of the euro. However, major risks may still exist since each European nation will continue to maintain an independent fiscal policy and be subject to local political pressure despite membership in the European Union. We will be monitoring the transition carefully, since any disturbance to the unified framework could result in dire consequences to the equity and bond markets. We will continue to examine the technology and business services sectors, which we believe will benefit from European union and from a single currency. We expect 1998 earnings results to exceed expectations and stretch equity valuations higher in a low interest rate environment. We have positioned ourselves with some deep value cyclical holdings in order to hedge some of the risk of commodity or cyclical upturns.

In the United States, lower interest rates have had a positive impact on stock prices despite the negative news emanating from Washington, D.C. and Brazil. However, the current account deficit has been steadily rising against a narrowing differential between yields for the ten-year Treasury bond and the benchmark Japanese government bond. This may give rise to speculative attacks against the dollar, which would have negative effects on the equity and bond markets in the United States. We will continue to emphasize quality healthcare and technology companies, but remain cautious given the substantial increases in the valuations of stocks in these sectors since the end of August. We will also closely monitor stocks in the materials and energy sectors, since we are seeing evidence of consolidation.

In the Pacific Basin, we expect continued negative earnings reports in Japan, making that market less attractive despite low stock valuations. The Australian and New Zealand markets are attractive as a result of their relatively stable economic environments and inexpensive valuations. In Hong Kong and Singapore, we expect to maintain our current weightings, but would consider adding to our positions upon a market sell-off. We believe that progress toward economic recovery for Asia will be slow and could extend out to at least four or five years. However, once the recovery mechanism is visibly in place, we believe investors will react favorably.

We will seek to be opportunistic in the emerging markets, but currently see little opportunity given macroeconomic uncertainties. However, in Latin America, valuations for some growth companies in the telecommunications sectors appear very attractive.

In Conclusion

For investors with a long-term focus, we continue to believe there are good opportunities in small-capitalization stocks globally. We believe a unified European economic marketplace will provide continued impetus for earnings growth for many small companies. In the US market, small stocks appear to be the most attractive sector in terms of valuation and earnings growth prospects. We believe the Pacific Basin will continue to encounter short-term adjustments, but the long-term fundamentals are in place for sustained equity growth.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Senior Portfolio Manager

February 10, 1999


                                      2 & 3

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without  % Return With
                                             Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                              +4.35%          -1.13%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98            +1.32           +0.02
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                % Return        % Return
                                              Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                              +3.26%          -0.74%
--------------------------------------------------------------------------------
Inception (8/5/94) through 12/31/98              -0.21           -0.21
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return        % Return
                                              Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                              +3.17%          +2.17%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98            +0.23           +0.23
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without  % Return With
                                             Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                              +4.05%          -1.41%
--------------------------------------------------------------------------------
Inception (8/5/94) through 12/31/98              +0.57           -0.66
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                12 Month       3 Month    Since Inception
                                              Total Return  Total Return   Total Return
=========================================================================================
ML Global SmallCap Fund, Inc. Class A Shares      +4.35%       +17.77%        +5.63%
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares      +3.26        +17.53         -0.90
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares      +3.17        +17.47         +0.99
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares      +4.05        +17.65         +2.52
=========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class CShares, from 10/21/94 to 12/31/98 and Class B & Class D Shares, from 8/05/94 to 12/31/98.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                    Value    Percent of
EUROPE   Industries                  Shares Held                Investments              Cost     (Note 1a)  Net Assets
=======================================================================================================================
Denmark  Engineering & Construction        7,800   Falck A/S                         $  393,022  $  631,405      1.2%
         --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Denmark         393,022     631,405      1.2
=======================================================================================================================
Finland  Diversified Manufacturing        12,396   Fiskars Corporation OY (Class A)     106,683     250,523      0.5
         --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Finland         106,683     250,523      0.5
=======================================================================================================================
France   Chemicals                         1,900   Compagnie Plastic Omnium SA          260,486     181,885      0.4
         --------------------------------------------------------------------------------------------------------------
         Commercial Services                 920   Penauille Polyservices               209,544     256,804      0.5
         --------------------------------------------------------------------------------------------------------------
         Electronics & Electrical          4,814   Cie des Signaux S.A.                 250,106     353,166      0.7
         Equipment
         --------------------------------------------------------------------------------------------------------------
         Financial Services                  802   Societe EuraFrance S.A.              231,202     531,097      1.0
         --------------------------------------------------------------------------------------------------------------
         Healthcare & Medical             20,370   LVL Medical S.A.                     474,090     338,607      0.6
         --------------------------------------------------------------------------------------------------------------
         Information Processing            2,983  +GFI Informatique S.A.                337,769     330,928      0.6
         --------------------------------------------------------------------------------------------------------------
         Restaurants                       3,000   Leon de Bruxelles S.A.               238,620     225,455      0.4
         --------------------------------------------------------------------------------------------------------------
         Retail                            2,562   Guilbert S.A.                        400,987     343,819      0.7
         --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in France        2,402,804   2,561,761      4.9
=======================================================================================================================
Germany  Food Services                     5,775  +Kamps AG                             275,439     374,370      0.7
         --------------------------------------------------------------------------------------------------------------
         Healthcare & Medical              1,958   Fresenius AG (Preferred)             387,399     412,520      0.8
                                           2,920   Rhoen-Klinikum AG                    271,722     290,072      0.5
                                                                                     ----------  ----------      ---
                                                                                        659,121     702,592      1.3
         --------------------------------------------------------------------------------------------------------------


                                      4 & 5

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

EUROPE                                                                                                           Value    Percent of
(concluded)     Industries                   Shares Held                Investments                  Cost      (Note 1a)  Net Assets
====================================================================================================================================
Germany         Machine Tools & Machinery          9,090   Walter AG                            $   267,472  $   256,441      0.5%
(concluded)     --------------------------------------------------------------------------------------------------------------------
                Machinery & Equipment             10,070   Jungheinrich AG (Preferred)              204,236      151,110      0.3
                --------------------------------------------------------------------------------------------------------------------
                Steel                              6,833  +Kloeckner-Werke AG                       615,477      355,185      0.7
                --------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel                 3,157   Escada AG (Preferred)                    524,402      521,113      1.0
                --------------------------------------------------------------------------------------------------------------------
                Transportation                    21,215   Koegel Fahrzeugwerke AG (Preferred)      274,548      337,453      0.6
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Germany           2,820,695    2,698,264      5.1
====================================================================================================================================
Ireland         Banking & Finance                136,800   Anglo Irish Bank Corporation PLC         352,252      394,319      0.7
                --------------------------------------------------------------------------------------------------------------------
                Computer Software & Systems       10,000  +Savile Systems PLC (ADR) (a)             180,000      189,375      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Ireland             532,252      583,694      1.1
====================================================================================================================================
Italy           Banking & Finance                 16,000   Banca Popolare di Bergamo Credito
                                                           Varesino S.p.A.                          330,476      388,143      0.8
                --------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel                54,500   Simint S.p.A.                            476,020      385,094      0.7
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Italy               806,496      773,237      1.5
====================================================================================================================================
Netherlands     Computer Software & Systems       29,384   ICT Automatisering N.V.                  284,666      617,870      1.2
                --------------------------------------------------------------------------------------------------------------------
                Financial Services                12,626   Internatio-Mueller N.V.                  291,895      312,541      0.6
                --------------------------------------------------------------------------------------------------------------------
                Human Resources                   16,310   Unique International N.V.                311,111      373,346      0.7
                --------------------------------------------------------------------------------------------------------------------
                Manufacturing                     40,260  +DOCdata N.V.                             459,298      411,494      0.8
                --------------------------------------------------------------------------------------------------------------------
                Media & Related                   21,430   Wegener Arcade N.V.                      456,475      389,014      0.7
                --------------------------------------------------------------------------------------------------------------------
                Petroleum Equipment &             10,857   Koninklijke Pakhoed N.V.                 419,795      273,954      0.5
                Services
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications &               7,799   Twentsche Kabel Holding N.V.             309,938      242,045      0.5
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the
                                                           Netherlands                            2,533,178    2,620,264      5.0
====================================================================================================================================
Norway          Computer Software & Systems       47,653   Merkantildata ASA                        294,082      469,241      0.9
                --------------------------------------------------------------------------------------------------------------------
                Computer Technology              108,500  +Agresso Group ASA                        487,587      462,975      0.9
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Norway              781,669      932,216      1.8
====================================================================================================================================
Spain           Engineering & Construction        13,228   Abengoa S.A.                             305,427      379,419      0.7
                --------------------------------------------------------------------------------------------------------------------
                Machinery                         15,210   Azkoyen S.A.                             390,077      546,005      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Spain               695,504      925,424      1.7
====================================================================================================================================
Sweden          Diversified                       37,000   Grupen Mandator AB                       164,270      290,643      0.6
                --------------------------------------------------------------------------------------------------------------------
                Engineering & Construction        17,546   Svedala Industri AB                      230,417      256,121      0.5
                --------------------------------------------------------------------------------------------------------------------
                Forest Products/                 472,500   Rottneros Bruks AB Free                  729,456      185,872      0.3
                Paper & Packaging
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Sweden            1,124,143      732,636      1.4
====================================================================================================================================
Switzerland     Advertising                        1,620   Edipresse S.A. (Bearer)                  351,247      466,230      0.9
                --------------------------------------------------------------------------------------------------------------------
                Banking & Finance                  1,715   Banque Cantonale de Geneve S.A.
                                                           (BCG)                                    540,989      431,093      0.8
                --------------------------------------------------------------------------------------------------------------------
                Electronics & Electrical             160   Kudelski S.A. (Bearer)                   128,122      442,987      0.8
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                Merchandising                        932   Valora Holding AG                        235,972      252,268      0.5
                --------------------------------------------------------------------------------------------------------------------
                Retail                             2,040   The Selecta Group                        405,088      564,809      1.1
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Switzerland       1,661,418    2,157,387      4.1
====================================================================================================================================
United Kingdom  Computer Software & Systems       73,000  +Micro Focus Group PLC                    747,180      127,477      0.2
                --------------------------------------------------------------------------------------------------------------------
                Computer Technology               25,520   Misys PLC                                 51,018      185,791      0.4
                --------------------------------------------------------------------------------------------------------------------
                Electronics                       48,028   Johnson Matthey PLC                      518,113      324,294      0.6
                --------------------------------------------------------------------------------------------------------------------
                Energy                            57,553   Expro International Group PLC            476,994      263,220      0.5
                --------------------------------------------------------------------------------------------------------------------
                Engineering & Construction       136,400   Ashtead Group PLC                        415,934      310,780      0.6
                                                  52,946   Jarvis PLC                               374,312      588,204      1.1
                                                  26,000   WS Atkins PLC                            236,635      218,365      0.4
                                                                                                -----------  -----------     ----
                                                                                                  1,026,881    1,117,349      2.1
                --------------------------------------------------------------------------------------------------------------------
                Food Processing                   59,608   Greencore Group PLC                      299,101      267,662      0.5
                --------------------------------------------------------------------------------------------------------------------
                Insurance                         66,000   Independent Insurance Group PLC          289,689      282,095      0.5
                --------------------------------------------------------------------------------------------------------------------
                Medical Supplies                  23,000   Seton Scholl Healthcare Group PLC        281,321      321,311      0.6
                --------------------------------------------------------------------------------------------------------------------
                Multi--Industry                   13,582   Bodycote International PLC               239,313      185,788      0.4
                --------------------------------------------------------------------------------------------------------------------
                Services                          22,500   AEA Technology PLC                       280,168      276,906      0.5
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the United
                                                           Kingdom                                4,209,778    3,351,893      6.3
====================================================================================================================================
                                                           Total Investments in Europe           18,067,642   18,218,704     34.6
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
Canada          Hotels                            45,384   Four Seasons Hotels Inc.                 724,074    1,329,131      2.5
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Canada              724,074    1,329,131      2.5
====================================================================================================================================
United States   Banking & Finance                 15,000   Commercial Federal Corporation           354,332      347,812      0.7
                                                  11,000  +Golden State Bancorp Inc.                190,840      182,875      0.3
                                                   7,000   Independence Community Bank
                                                           Corporation                               90,562      110,250      0.2
                                                                                                -----------  -----------     ----
                                                                                                    635,734      640,937      1.2
                --------------------------------------------------------------------------------------------------------------------
                Biotechnology                      6,000  +Guilford Pharmaceuticals Inc.             87,000       85,875      0.2
                --------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH AMERICA                                                                                                    Value    Percent of
(concluded)    Industries                   Shares Held                 Investments                  Cost      (Note 1a)  Net Assets
====================================================================================================================================
United States  Building & Construction           10,000   +U.S. Home Corporation                $   297,520  $   332,500      0.6%
(concluded)    ---------------------------------------------------------------------------------------------------------------------
               Cement                             9,800   +Giant Cement Holding, Inc.               138,237      242,550      0.5
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                         22,000    Crompton & Knowles Corporation           408,100      455,125      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Computer Equipment                20,000   +Cadence Design Systems, Inc.             501,182      595,000      1.1
               ---------------------------------------------------------------------------------------------------------------------
               Computer Software & Systems       45,000   +Cambridge Technology Partners,
                                                           Inc.                                     878,438      992,812      1.9
                                                  8,000   +Iron Mountain Incorporated               211,338      284,000      0.6
                                                 20,000    The Learning Company, Inc.               490,987      518,750      1.0
                                                  5,000    Network Associates, Inc.                 184,930      331,563      0.6
                                                 16,900   +Platinum Technology, Inc.                347,969      324,269      0.6
                                                  3,963   +Sterling Commerce, Inc.                   56,142      178,335      0.3
                                                 15,000   +Visio Corporation                        363,094      540,000      1.0
                                                                                                -----------  -----------     ----
                                                                                                  2,532,898    3,169,729      6.0
               ---------------------------------------------------------------------------------------------------------------------
               Electrical Instruments &           9,000   +Sanmina Corporation                      390,375      560,250      1.1
               Controls
               ---------------------------------------------------------------------------------------------------------------------
               Electronics                       30,000   +Gentex Corporation                       390,000      600,000      1.1
                                                 10,000   +SCI Systems, Inc.                        410,600      577,500      1.1
                                                 18,000    Tektronix, Inc.                          401,112      541,125      1.0
                                                                                                -----------  -----------     ----
                                                                                                  1,201,712    1,718,625      3.2
               ---------------------------------------------------------------------------------------------------------------------
               Energy                            28,000   +Louis Dreyfus Natural Gas Corp.          452,388      399,000      0.8
                                                 18,300   +Tom Brown, Inc.                          210,967      183,000      0.3
                                                                                                -----------  -----------     ----
                                                                                                    663,355      582,000      1.1
               ---------------------------------------------------------------------------------------------------------------------
               Entertainment & Recreation        42,000    Dover Downs Entertainment, Inc.          578,704      506,625      1.0
               ---------------------------------------------------------------------------------------------------------------------
               Financial Services                70,000   +DVI, Inc.                              1,198,045    1,268,750      2.4
               ---------------------------------------------------------------------------------------------------------------------
               Healthcare--Products &             5,000   +PSS World Medical, Inc.                   74,219      114,688      0.2
               Services                          10,000   +SangStat Medical Corporation             210,000      212,500      0.4
                                                  5,000   +Sunrise Assisted Living, Inc.            174,610      257,500      0.5
                                                                                                -----------  -----------     ----
                                                                                                    458,829      584,688      1.1
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                          2,700    American National Insurance
                                                           Company                                  251,405      222,750      0.4
                                                  5,000    AmerUs Life Holdings, Inc.
                                                           (Class A)                                164,375      111,875      0.2
                                                 20,000   +Gryphon Holdings, Inc.                   307,500      372,500      0.7
                                                 11,600    HCC Insurance Holdings, Inc.             202,496      204,450      0.4
                                                                                                -----------  -----------     ----
                                                                                                    925,776      911,575      1.7
               ---------------------------------------------------------------------------------------------------------------------
               Internet Software                    500   +Lycos, Inc.                               19,469       27,750      0.1
               ---------------------------------------------------------------------------------------------------------------------
               Machine Tools & Machinery         15,000   +SPX Corporation                          681,174    1,005,000      1.9
               ---------------------------------------------------------------------------------------------------------------------
               Media & Related                   70,000   +IDG Books Worldwide, Inc.              1,114,528    1,181,250      2.2
               ---------------------------------------------------------------------------------------------------------------------
               Metals                            10,000   +Stillwater Mining Company                310,600      410,000      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Oil--Domestic                     15,000    Cabot Oil & Gas Corporation              264,187      225,000      0.4
               ---------------------------------------------------------------------------------------------------------------------
               Paper & Forest Products           12,000    Bowater Inc.                             510,880      497,250      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                    6,000    Biomatrix, Inc.                          164,374      349,500      0.7
                                                 11,900   +COR Therapeutics, Inc.                   132,024      158,419      0.3
                                                  8,800   +Scios Inc.                                64,850       91,300      0.2
                                                                                                -----------  -----------     ----
                                                                                                    361,248      599,219      1.2
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                       30,000    Arden Realty, Inc.                       646,800      695,625      1.3
                                                  7,000    Boston Properties, Inc.                  202,545      213,500      0.4
                                                                                                -----------  -----------     ----
                                                                                                    849,345      909,125      1.7
               ---------------------------------------------------------------------------------------------------------------------
               Restaurants                       20,000   +Outback Steakhouse, Inc.                 651,250      795,000      1.5
               ---------------------------------------------------------------------------------------------------------------------
               Retail                            10,000   +Department 56, Inc.                      274,992      375,625      0.7
                                                    500   +uBid, Inc.                                22,500       53,344      0.1
                                                                                                -----------  -----------     ----
                                                                                                    297,492      428,969      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Technology                        11,000   +IMRglobal Corporation                    214,893      323,812      0.6
               ---------------------------------------------------------------------------------------------------------------------
               Transport Services                 5,000    CNF Transportation Inc.                  145,612      187,812      0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in the United
                                                           States                                15,438,145   18,244,416     34.6
====================================================================================================================================
                                                           Total Investments in North America    16,162,219   19,573,547     37.1
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia      Insurance                        132,000    QBE Insurance Group Limited              516,506      546,450      1.0
               ---------------------------------------------------------------------------------------------------------------------
               Media & Related                  300,000    John Fairfax Holdings Limited            526,772      616,367      1.2
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications               112,500   +AAPT Limited                             242,833      289,784      0.6
                                                 88,800   +Cable & Wireless Optus Limited           120,967      186,801      0.3
                                                                                                -----------  -----------     ----
                                                                                                    363,800      476,585      0.9
               ---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Australia         1,407,078    1,639,402      3.1
====================================================================================================================================
Hong Kong      Beverages                        300,000    Vitasoy International Holdings Ltd.      118,477      108,430      0.2
               ---------------------------------------------------------------------------------------------------------------------
               Distribution                     488,000    China Hong Kong Photo Products
                                                           Holdings, Ltd.                            46,202       46,615      0.1
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                      325,000    Dickson Concepts International
                                                           Limited                                  345,164      251,714      0.5
                                                152,000    Jardine Strategic Holdings Limited       273,112      220,400      0.4
                                                                                                -----------  -----------     ----
                                                                                                    618,276      472,114      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Food                             300,000    Cafe De Coral Holdings Limited            95,614       93,909      0.2
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                      600,000    China Overseas Land & Investment         107,777       80,548      0.1
               ---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Hong Kong           986,346      801,616      1.5
====================================================================================================================================
Indonesia      Telecommunications                 7,500    PT Indosat (ADR)(a)                      113,384       91,406      0.2
               ---------------------------------------------------------------------------------------------------------------------
               Tobacco                          600,000   +PT Hanjaya Mandala Sampoerna             405,629      405,769      0.8
               ---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Indonesia           519,013      497,175      1.0
====================================================================================================================================


                                      8 & 9

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC BASIN                                                                                                    Value    Percent of
(concluded)    Industries                    Shares Held               Investments                  Cost       (Note 1a)  Net Assets
====================================================================================================================================
Japan          Beverages                          67,800  Sanyo Coca-Cola Bottling Co., Ltd.   $   916,029  $   811,796       1.5%
               ---------------------------------------------------------------------------------------------------------------------
               Computer Software & Systems        14,000  Meitec Corp.                             305,399      350,155       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Distribution                       60,000  Amway Japan Limited (ADR)(a)             317,170      322,500       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                        29,000  Tokyo Style Co., Ltd.                    303,855      294,244       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Entertainment & Recreation         42,000  Roland Corporation                       963,713    1,043,016       2.0
               ---------------------------------------------------------------------------------------------------------------------
               Financial Services                 12,000  Jafco Co., Ltd.                          305,142      323,548       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Financial Services--Consumer        9,000  Sanyo Shinpan Finance Co., Ltd.          310,803      327,273       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Health Services                    67,000  SRL, Inc.                                309,180      309,002       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                          13,500  Union Tool Company                       513,306      676,497       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Manufacturing                      10,000  Aderans Company Limited                  293,172      311,308       0.6
                                                  45,000  Fujitec Co., Ltd.                        311,039      290,554       0.6
                                                  23,000  Nichicon Corporation                     299,238      287,627       0.5
                                                                                               -----------  -----------     -----
                                                                                                   903,449      889,489       1.7
               ---------------------------------------------------------------------------------------------------------------------
               Medical Supplies                   17,000  Kawasumi Laboratories, Inc.              295,001      334,723       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                    19,000  Kissei Pharmaceutical Co., Ltd.          298,556      336,186       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                           680  TOC Co., Ltd.                              6,748        6,176       0.0
               ---------------------------------------------------------------------------------------------------------------------
               Restaurants                        31,000  Mos Food Service, Inc.                   791,233      395,920       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Steel                              80,000  Yodogawa Steel Works, Ltd.               311,996      302,262       0.6
               ---------------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Japan             6,851,580    6,722,787      12.8
====================================================================================================================================
New Zealand    Entertainment & Recreation         75,000  Sky City Limited                         258,964      285,012       0.6
               ---------------------------------------------------------------------------------------------------------------------
               Paper & Forest Products            75,000  Carter Holt Harvey Limited                67,095       67,295       0.1
               ---------------------------------------------------------------------------------------------------------------------
               Transportation                     75,000  Tranz Rail Holdings Limited              139,447      172,195       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                          Total Investments in New Zealand         465,506      524,502       1.0
====================================================================================================================================
Singapore      Beverages                          40,000  Fraser & Neave Limited (Ordinary)        119,980      116,955       0.2
               ---------------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Singapore           119,980      116,955       0.2
====================================================================================================================================
                                                          Total Investments in the Pacific
                                                          Basin                                 10,349,503   10,302,437      19.6
====================================================================================================================================

SHORT-TERM                                       Face
SECURITIES                                      Amount                     Issue
====================================================================================================================================
               Commercial Paper*            US$1,296,000  General Motors Acceptance Corp.,
                                                          5.13% due 1/04/1999                    1,295,446    1,295,446       2.5
               ---------------------------------------------------------------------------------------------------------------------
               US Government &                 1,000,000  Federal Home Loan Mortgage
               Agency Obligations*                        Corporation, 5.08% due 1/04/1999         999,577      999,577       1.9

                                                 500,000  US Treasury Bills, 4.42% due
                                                          3/18/1999(b)                             495,334      495,580       0.9
                                                                                               -----------  -----------     -----
                                                                                                 1,494,911    1,495,157       2.8
               ---------------------------------------------------------------------------------------------------------------------
                                                          Total Investments in Short-Term
                                                          Securities                             2,790,357    2,790,603       5.3
====================================================================================================================================
               Total Investments                                                               $47,369,721   50,885,291      96.6
                                                                                               ===========
               Variation Margin on Financial Futures Contracts**                                                 50,375       0.1
               Unrealized Depreciation on Forward Foreign Exchange Contracts***                                (124,905)     (0.2)
               Other Assets Less Liabilities                                                                  1,885,882       3.5
                                                                                                            -----------     -----
               Net Assets                                                                                   $52,696,643     100.0%
                                                                                                            ===========     =====
====================================================================================================================================

               +     Non-income producing security.

               * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis. The interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

               ** Financial futures contracts purchased as of December 31, 1998 were as follows:

               *** Forward foreign exchange contracts as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
  Number of                                      Expiration            Value
  Contracts           Issue        Exchange         Date             (Note 1a)
--------------------------------------------------------------------------------
     13           Russell 2000        CME        March 1999         $2,764,125
--------------------------------------------------------------------------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$2,643,550)                                  $2,764,125
                                                                    ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Unrealized
Foreign                           Expiration                        Depreciation
Currency Sold                        Date                             (Note 1c)
--------------------------------------------------------------------------------
(Y)263,948,000                   January 1999                        $(124,905)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward Foreign
Exchange Contracts--Net
(US$ Commitment--$2,222,009)                                         $(124,905)
                                                                     =========
--------------------------------------------------------------------------------
(a)   American Depositary Receipts (ADR).
(b) Security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.


                                     10 & 11

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 1998

=====================================================================================================================
Assets:

Investments, at value (identified cost--$47,369,721) (Note 1a) ...........................               $ 50,885,291
Foreign cash (Note 1d) ...................................................................                    210,758
Cash .....................................................................................                        707
Receivables:
  Securities sold ........................................................................   $2,412,275
  Dividends ..............................................................................       78,877
  Variation margin (Note 1c) .............................................................       50,375
  Capital shares sold ....................................................................       13,815     2,555,342
                                                                                             ----------
Deferred organization expenses (Note 1g) .................................................                     39,716
Prepaid registration fees and other assets (Note 1g) .....................................                     36,361
                                                                                                         ------------
Total assets .............................................................................                 53,728,175
                                                                                                         ------------
=====================================================================================================================
Liabilities:

Unrealized depreciation on forward foreign exchange contracts--net (Note 1c) .............                    124,905
Payables:
  Capital shares redeemed ................................................................      586,756
  Investment adviser (Note 2) ............................................................       37,309
  Distributor (Note 2) ...................................................................       36,408       660,473
                                                                                             ----------
Accrued expenses and other liabilities ...................................................                    246,154
                                                                                                         ------------
Total liabilities ........................................................................                  1,031,532
                                                                                                         ------------
=====================================================================================================================
Net Assets:

Net assets ...............................................................................               $ 52,696,643
                                                                                                         ============
=====================================================================================================================
Net Assets
Consist of:

Class A Common Stock, $0.10 par value, 100,000,000 shares authorized .....................                   $ 42,905
Class B Common Stock, $0.10 par value, 100,000,000 shares authorized .....................                    446,177
Class C Common Stock, $0.10 par value, 100,000,000 shares authorized .....................                     37,426
Class D Common Stock, $0.10 par value, 100,000,000 shares authorized .....................                     81,769
Paid-in capital in excess of par .........................................................                 70,107,417
Undistributed investment income--net .....................................................                  1,330,598
Accumulated realized capital losses on investments and foreign currency
transactions--net (Note 6) ...............................................................                (18,759,514)
Accumulated distributions in excess of realized capital gains--net (Note 1h) .............                 (4,101,895)
Unrealized appreciation on investments and foreign currency transactions--net ............                  3,511,760
                                                                                                         ------------
Net assets ...............................................................................               $ 52,696,643
                                                                                                         ============
=====================================================================================================================
Net Asset
Value:

Class A--Based on net assets of $3,722,667 and 429,051 shares outstanding ................               $       8.68
                                                                                                         ============
Class B--Based on net assets of $38,665,492 and 4,461,774 shares outstanding .............               $       8.67
                                                                                                         ============
Class C--Based on net assets of $3,215,637 and 374,260 shares outstanding ................               $       8.59
                                                                                                         ============
Class D--Based on net assets of $7,092,847 and 817,691 shares outstanding ................               $       8.67
                                                                                                         ============
=====================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 1998

=====================================================================================================================
Investment         Interest and discount earned ..........................................                $   308,997
Income             Dividends (net of $35,289 foreign withholding tax) ....................                    148,456
(Notes 1e & 1f):                                                                                          -----------
                   Total income ..........................................................                    457,453
                                                                                                          -----------
=====================================================================================================================
Expenses:          Investment advisory fees (Note 2) .....................................  $   249,183
                   Account maintenance and distribution fees--Class B (Note 2) ...........      217,468
                   Transfer agent fees--Class B (Note 2) .................................       89,421
                   Custodian fees ........................................................       67,566
                   Printing and shareholder reports ......................................       58,164
                   Accounting services (Note 2) ..........................................       53,066
                   Registration fees (Note 1g) ...........................................       31,384
                   Professional fees .....................................................       30,944
                   Account maintenance and distribution fees--Class C (Note 2) ...........       17,758
                   Amortization of organization expenses (Note 1g) .......................       17,321
                   Directors' fees and expenses ..........................................       17,298
                   Transfer agent fees--Class D (Note 2) .................................       14,326
                   Account maintenance fees--Class D (Note 2) ............................        9,921
                   Pricing fees ..........................................................        8,320
                   Transfer agent fees--Class C (Note 2) .................................        7,402
                   Transfer agent fees--Class A (Note 2) .................................        6,601
                   Other .................................................................        4,593
                                                                                            -----------
                   Total expenses ........................................................                    900,736
                                                                                                          -----------
                   Investment loss--net ..................................................                   (443,283)
                                                                                                          -----------
=====================================================================================================================
Realized &         Realized loss from:
Unrealized Loss      Investments--net ....................................................   (2,977,149)
On Investments &     Foreign currency transactions--net ..................................     (143,061)   (3,120,210)
Foreign Currency                                                                            -----------
Transactions--Net  Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d,       Investments--net ....................................................   (2,307,974)
1f & 3):             Foreign currency transactions--net ..................................     (257,678)   (2,565,652)
                                                                                            -----------   -----------
                   Net realized and unrealized loss on investments and foreign
                   currency transactions .................................................                 (5,685,862)
                                                                                                          -----------
                   Net Decrease in Net Assets Resulting from Operations ..................                $(6,129,145)
                                                                                                          ===========
=====================================================================================================================

See Notes to Financial Statements.


                                     12 & 13

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Six       For the
                                                                                         Months Ended    Year Ended
                                                                                         December 31,     June 30,
Decrease in Net Assets:                                                                     1998            1998
====================================================================================================================
Operations:

Investment loss--net .................................................................  $   (443,283)   $ (1,152,917)
Realized loss on investments and foreign currency transactions--net ..................    (3,120,210)    (13,369,173)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net ....................................................................    (2,565,652)      2,345,451
                                                                                        ------------    ------------
Net decrease in net assets resulting from operations .................................    (6,129,145)    (12,176,639)
                                                                                        ------------    ------------
====================================================================================================================
Dividends &
Distributions to
Shareholders
(Note 1h):
Investment income--net:

 Class A .............................................................................       (79,308)             --
 Class B .............................................................................       (17,136)             --
 Class C .............................................................................       (20,213)             --
 Class D .............................................................................      (123,411)             --
In excess of realized gain on investments--net:
 Class A .............................................................................            --        (179,237)
 Class B .............................................................................            --      (3,120,853)
 Class C .............................................................................            --        (186,701)
 Class D .............................................................................            --        (615,104)
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends and distributions to shareholders       (240,068)     (4,101,895)
                                                                                        ------------    ------------
====================================================================================================================
Capital Share
Transactions
(Note 4):

Net decrease in net assets derived from capital share transactions ...................   (18,071,916)    (48,755,903)
                                                                                        ------------    ------------
====================================================================================================================
Net Assets:

Total decrease in net assets .........................................................   (24,441,129)    (65,034,437)
Beginning of period ..................................................................    77,137,772     142,172,209
                                                                                        ------------    ------------
End of period* .......................................................................  $ 52,696,643    $ 77,137,772
                                                                                        ============    ============
====================================================================================================================
* Undistributed investment income--net ...............................................  $  1,330,598    $  2,013,949
                                                                                        ============    ============
====================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                         Class A
                                                                   ---------------------------------------------------
                                                                   For the                                    For the
                                                                     Six                                       Period
The following per share data and ratios have been derived           Months                                    Oct. 21,
from information provided in the financial statements.              Ended       For the Year Ended June 30,   1994+ to
                                                                   Dec. 31,     ---------------------------   June 30,
Increase (Decrease) in Net Asset Value:                             1998++       1998++    1997++    1996      1995
======================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ............................  $  9.45       $10.69    $10.86   $ 8.92   $ 9.82
                                                                   -------       ------    ------   ------   ------
Investment income (loss)--net ...................................     (.03)        (.01)      .01      .13      .04
Realized and unrealized gain (loss) on investments and foreign
currency transactions--net ......................................     (.55)        (.81)      .72     1.97     (.93)
                                                                   -------       ------    ------   ------   ------
Total from investment operations ................................     (.58)        (.82)      .73     2.10     (.89)
                                                                   -------       ------    ------   ------   ------
Less dividends and distributions:
  Investment income--net ........................................     (.19)          --      (.09)    (.10)      --
  In excess of investment income--net ...........................       --           --      (.22)      --       --
  Realized gain on investments--net .............................       --           --      (.59)    (.06)      --
  In excess of realized gain on investments--net ................       --         (.42)       --       --     (.01)
                                                                   -------       ------    ------   ------   ------
Total dividends and distributions ...............................     (.19)        (.42)     (.90)    (.16)    (.01)
                                                                   -------       ------    ------   ------   ------
Net asset value, end of period ..................................  $  8.68       $ 9.45    $10.69   $10.86   $ 8.92
                                                                   =======       ======    ======   ======   ======
======================================================================================================================
Total Investment
Return:**

Based on net asset value per share ..............................    (6.03%)@     (7.15%)    7.53%   23.87%   (9.11%)@
                                                                   =======       ======    ======   ======   ======
======================================================================================================================
Ratios to
Average
Net Assets:

Expenses ........................................................     2.20%*       1.63%     1.53%    1.55%    1.62%*
                                                                   =======       ======    ======   ======   ======
Investment income (loss)--net ...................................     (.65%)*      (.15%)     .13%     .46%    1.06%*
                                                                   =======       ======    ======   ======   ======
======================================================================================================================
Supplemental
Data:

Net assets, end of period (in thousands) ........................  $ 3,723       $4,376    $5,508   $3,083   $5,992
                                                                   =======       ======    ======   ======   ======
Portfolio turnover ..............................................   119.30%       52.73%    63.17%   60.33%   47.96%
                                                                   =======       ======    ======   ======   ======
======================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales loads.
 +    Commencement of operations.
++    Based on average shares outstanding.
 @    Aggregate total investment return.

See Notes to Financial Statements.


                                     14 & 15

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                              Class B
                                                                    ---------------------------------------------------------
                                                                    For the                                           For the
                                                                      Six                                             Period
The following per share data and ratios have been derived            Months                                           Aug. 5,
from information provided in the financial statements.               Ended         For the Year Ended June 30,       1994+ to
                                                                    Dec. 31,     -------------------------------     June 30,
Increase (Decrease) in Net Asset Value:                              1998++       1998++      1997++        1996       1995
=============================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ............................  $  9.28       $ 10.54    $  10.71    $   8.84    $  10.00
                                                                   -------       -------    --------    --------    --------
Investment income (loss)--net ...................................     (.07)         (.12)       (.10)       (.06)        .01
Realized and unrealized gain (loss) on investments and foreign
currency transactions--net ......................................     (.54)         (.78)        .72        2.04       (1.16)
                                                                   -------       -------    --------    --------    --------
Total from investment operations ................................     (.61)         (.90)        .62        1.98       (1.15)
                                                                   -------       -------    --------    --------    --------
Less dividends and distributions:
  Investment income-net .........................................       --+++         --        (.06)       (.05)         --
  In excess of investment income-net ............................       --            --        (.14)         --          --
  Realized gain on investments-net ..............................       --            --        (.59)       (.06)         --
  In excess of realized gain on investments-net .................       --          (.36)         --          --        (.01)
                                                                   -------       -------    --------    --------    --------
Total dividends and distributions ...............................       --          (.36)       (.79)       (.11)       (.01)
                                                                   -------       -------    --------    --------    --------
Net asset value, end of period ..................................  $  8.67       $  9.28    $  10.54    $  10.71    $   8.84
                                                                   =======       =======    ========    ========    ========
=============================================================================================================================
Total Investment
Return:**

Based on net asset value per share ..............................    (6.53%)@      (8.15%)      6.47%      22.57%     (11.55%)@
                                                                   =======       =======    ========    ========    ========
=============================================================================================================================
Ratios to
Average
Net Assets:

Expenses ........................................................     3.24%*        2.67%       2.58%       2.61%       2.56%*
                                                                   =======       =======    ========    ========    ========
Investment income (loss)-net ....................................    (1.69%)*      (1.25%)     (1.00%)      (.66%)       .10%*
                                                                   =======       =======    ========    ========    ========
=============================================================================================================================
Supplemental
Data:

Net assets, end of period (in thousands) ........................  $38,665       $57,424    $111,261    $131,656    $132,296
                                                                   =======       =======    ========    ========    ========
Portfolio turnover ..............................................   119.30%        52.73%      63.17%      60.33%      47.96%
                                                                   =======       =======    ========    ========    ========
=============================================================================================================================

                                                                                            Class C
                                                                    -----------------------------------------------------
                                                                    For the                                       For the
                                                                      Six                                         Period
The following per share data and ratios have been derived            Months                                      Oct. 21,
from information provided in the financial statements.               Ended        For the Year Ended June 30,    1994+ to
                                                                    Dec. 31,    -----------------------------    June 30,
Increase (Decrease) in Net Asset Value:                              1998++     1998++      1997++       1996     1995
=========================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ............................  $  9.25      $10.52     $ 10.71     $ 8.84    $ 9.80
                                                                   -------      ------     -------     ------    ------
Investment income (loss)-net ....................................     (.07)       (.12)       (.10)      (.05)      .01
Realized and unrealized gain (loss) on investments and foreign
currency transactions-net .......................................     (.54)       (.79)        .71       2.03      (.96)
                                                                   -------      ------     -------     ------    ------
Total from investment operations ................................     (.61)       (.91)        .61       1.98      (.95)
                                                                   -------      ------     -------     ------    ------
Less dividends and distributions:
  Investment income-net .........................................     (.05)         --        (.06)      (.05)       --
  In excess of investment income-net ............................       --          --        (.15)        --        --
  Realized gain on investments-net ..............................       --          --        (.59)      (.06)       --
  In excess of realized gain on investments-net .................       --        (.36)         --         --      (.01)
                                                                   -------      ------     -------     ------    ------
Total dividends and distributions ...............................     (.05)       (.36)       (.80)      (.11)     (.01)
                                                                   -------      ------     -------     ------    ------
Net asset value, end of period ..................................  $  8.59      $ 9.25     $ 10.52     $10.71    $ 8.84
                                                                   =======      ======     =======     ======    ======
=========================================================================================================================
Total Investment
Return:**

Based on net asset value per share ..............................    (6.53%)@    (8.19%)      6.38%     22.56%    (9.75%)@
                                                                   =======      ======     =======     ======    ======
=========================================================================================================================
Ratios to
Average
Net Assets:

Expenses ........................................................     3.25%*      2.69%       2.60%      2.63%     2.66%*
                                                                   =======      ======     =======     ======    ======
Investment income (loss)-net ....................................    (1.69%)*    (1.23%)     (1.00%)     (.64%)     .20%*
                                                                   =======      ======     =======     ======    ======
=========================================================================================================================
Supplemental
Data:

Net assets, end of period (in thousands) ........................  $ 3,216      $4,312     $ 5,962     $5,753    $4,924
                                                                   =======      ======     =======     ======    ======
Portfolio turnover ..............................................   119.30%      52.73%      63.17%     60.33%    47.96%
                                                                   =======      ======     =======     ======    ======
=========================================================================================================================

                                                                                            Class D
                                                                    --------------------------------------------------------
                                                                    For the                                          For the
                                                                      Six                                            Period
The following per share data and ratios have been derived            Months                                          Aug. 5,
from information provided in the financial statements.               Ended         For the Year Ended June 30,      1994+ to
                                                                    Dec. 31,     -------------------------------    June 30,
Increase (Decrease) in Net Asset Value:                              1998++       1998++      1997++      1996       1995
============================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ............................  $  9.41       $ 10.66    $ 10.83     $  8.91     $ 10.00
                                                                   -------       -------    -------     -------     -------
Investment income (loss)-net ....................................     (.04)         (.05)      (.02)        .02         .08
Realized and unrealized gain (loss) on investments and foreign
currency transactions-net .......................................     (.56)         (.79)       .72        2.05       (1.16)
                                                                   -------       -------    -------     -------     -------
Total from investment operations ................................     (.60)         (.84)       .70        2.07       (1.08)
                                                                   -------       -------    -------     -------     -------
Less dividends and distributions:
  Investment income-net .........................................     (.14)           --       (.08)       (.09)         --
  In excess of investment income-net ............................       --            --       (.20)         --          --
  Realized gain on investments-net ..............................       --            --       (.59)       (.06)         --
  In excess of realized gain on investments-net .................       --          (.41)        --          --        (.01)
                                                                   -------       -------    -------     -------     -------
Total dividends and distributions ...............................     (.14)         (.41)      (.87)       (.15)       (.01)
                                                                   -------       -------    -------     -------     -------
Net asset value, end of period ..................................  $  8.67       $  9.41    $ 10.66     $ 10.83      $ 8.91
                                                                   =======       =======    =======     =======     =======
============================================================================================================================
Total Investment
Return:**

Based on net asset value per share ..............................    (6.23%)@      (7.43%)     7.27%      23.50%     (10.85%)@
                                                                   =======       =======    =======     =======     =======
============================================================================================================================
Ratios to
Average
Net Assets:

Expenses ........................................................     2.45%*        1.88%      1.80%       1.83%       1.77%*
                                                                   =======       =======    =======     =======     =======
Investment income (loss)-net ....................................     (.88%)*       (.46%)     (.21%)       .10%        .90%*
                                                                   =======       =======    =======     =======     =======
============================================================================================================================
Supplemental
Data:

Net assets, end of period (in thousands) ........................  $ 7,093       $11,026    $19,441     $22,593     $23,928
                                                                   =======       =======    =======     =======     =======
Portfolio turnover ..............................................   119.30%        52.73%     63.17%      60.33%      47.96%
                                                                   =======       =======    =======     =======     =======
============================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales loads.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Amount is less than $.01 per share.
  @   Aggregate total investment return.

See Notes to Financial Statements.


                                     16 & 17

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended December 31, 1998, MLAM paid MLAM U.K. a fee of $28,939 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company


                                     18 & 19

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

---------------------------------------------------------------------
                                         Account         Distribution
                                     Maintenance Fee         Fee
---------------------------------------------------------------------
Class B ............................       0.25%             0.75%
Class C ............................       0.25%             0.75%
Class D ............................       0.25%               --
---------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD               MLPF&S
---------------------------------------------------------------------
Class A ............................     $22               $  397
Class D ............................     $96               $1,659
---------------------------------------------------------------------

For the six months ended December 31, 1998, MLPF&S received contingent deferred sales charges of $60,718 and $343 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $24,592 in commissions on the execution of portfolio security transactions for the six months ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., PFD, MLFDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $56,179,177 and $62,078,140, respectively.

Net realized gains (losses) for the six months ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Investments:
    Long-term ...............................   $(3,048,859)        $3,515,324
    Short-term ..............................           182                246
    Financial futures contracts .............        71,528            120,575
                                                -----------         ----------
Total investments ...........................    (2,977,149)         3,636,145
                                                -----------         ----------
Currency transactions:
    Foreign currency transactions ...........      (239,000)               520
    Forward foreign exchange
    contracts ...............................        95,939           (124,905)
                                                -----------         ----------
Total currency transactions .................      (143,061)          (124,385)
                                                -----------         ----------
Total .......................................   $(3,120,210)        $3,511,760
                                                ===========         ==========
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,515,570, of which $7,567,718 related to appreciated securities and $4,052,148 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $47,369,721.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $18,071,916 and $48,755,903 for the six months ended December 31, 1998 and for the year ended June 30, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended December 31, 1998                               Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................      98,762      $   839,638
Shares issued to shareholders
in reinvestment of dividends ...................       8,957           72,467
                                                    --------      -----------
Total issued ...................................     107,719          912,105
Shares redeemed ................................    (141,813)      (1,175,355)
                                                    --------      -----------
Net decrease ...................................     (34,094)     $  (263,250)
                                                    ========      ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended June 30, 1998                                   Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     249,406      $ 2,387,315
Shares issued to shareholders
in reinvestment of distributions ...............      20,207          169,132
                                                    --------      -----------
Total issued ...................................     269,613        2,556,447
Shares redeemed ................................    (321,602)      (3,143,854)
                                                    --------      -----------
Net decrease ...................................     (51,989)     $  (587,407)
                                                    ========      ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                    Dollar
Ended December 31, 1998                               Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     110,349     $    904,922
Shares issued to shareholders
in reinvestment of dividends ...................       1,312           10,610
                                                  ----------     ------------
Total issued ...................................     111,661          915,532
Automatic conversion of shares .................     (25,040)        (280,329)
Shares redeemed ................................  (1,814,077)     (14,663,675)
                                                  ----------     ------------
Net decrease ...................................  (1,727,456)    $(14,028,472)
                                                  ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended June 30, 1998                                   Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     806,805     $  7,993,861
Shares issued to shareholders
in reinvestment of distributions ...............     232,743        1,922,455
                                                  ----------     ------------
Total issued ...................................   1,039,548        9,916,316
Automatic conversion of shares .................     (67,577)        (647,295)
Shares redeemed ................................  (5,341,218)     (50,176,950)
                                                  ----------     ------------
Net decrease ...................................  (4,369,247)    $(40,907,929)
                                                  ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                    Dollar
Ended December 31, 1998                               Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................      72,013      $   602,651
Shares issued to shareholders
in reinvestment of dividends ...................       2,118           16,983
                                                    --------      -----------
Total issued ...................................      74,131          619,634
Shares redeemed ................................    (165,789)      (1,305,473)
                                                    --------      -----------
Net decrease ...................................     (91,658)     $  (685,839)
                                                    ========      ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended June 30, 1998                                   Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     130,137      $ 1,244,803
Shares issued to shareholders
in reinvestment of distributions ...............      20,457          168,573
                                                    --------      -----------
Total issued ...................................     150,594        1,413,376
Shares redeemed ................................    (251,350)      (2,376,441)
                                                    --------      -----------
Net decrease ...................................    (100,756)     $  (963,065)
                                                    ========      ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                    Dollar
Ended December 31, 1998                               Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................      42,376      $   265,850
Automatic conversion of shares .................      24,670          280,329
Shares issued to shareholders
in reinvestment of dividends ...................       9,020           72,971
                                                    --------      -----------
Total issued ...................................      76,066          619,150
Shares redeemed ................................    (430,246)      (3,713,505)
                                                    --------      -----------
Net decrease ...................................    (354,180)     $(3,094,355)
                                                    ========      ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended June 30, 1998                                   Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     900,213     $  8,509,284
Automatic conversion of shares .................      66,777          647,295
Shares issued to shareholders
in reinvestment of distributions ...............      46,481          387,646
                                                   ---------     ------------
Total issued ...................................   1,013,471        9,544,225
Shares redeemed ................................  (1,665,808)     (15,841,727)
                                                   ---------     ------------
Net decrease ...................................    (652,337)    $ (6,297,502)
                                                   =========     ============
--------------------------------------------------------------------------------

5. Commitments:

At December 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $357,000.

6. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $1,632,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                     20 & 21

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1998

EQUITY PORTFOLIO CHANGES

 For the Quarter Ended December 31, 1998

Additions

 AAPT Limited
 AEA Technology PLC
 Aderans Company Limited
 Amway Japan Limited (ADR)
 Anglo Irish Bank Corporation PLC
 Arden Realty, Inc.
*Barclays Bank PLC
 Boston Properties, Inc.
 Bowater Inc.
 CNF Transportation Inc.
 Cable & Wireless Optus Limited
 Cabot Oil & Gas Corporation
 Cadence Design Systems, Inc.
 Cafe De Coral Holdings, Ltd.
 Cambridge Technology Partners, Inc.
 Carter Holt Harvey Limited
 China Hong Kong Photo Products Holdings, Ltd.
 China Overseas Land & Investment
*Compagnie Financiere de Paribas
*Compania Anonima Nacional Telefonos de Venezuela SACA (CANTV) (ADR) *Consolidated Freightways Inc.
*Credit Suisse Group (Registered)
 Crompton & Knowles Corporation
 Department 56, Inc.
 Dickson Concepts International Limited
*Etek Dynamics Inc.
*Fortum Corporation, the IVO-Neste Group
*Fox Entertainment Group, Inc. (Class A)
 Fraser & Neave Limited (Ordinary)
 Fujitec Co., Ltd.
 Guilford Pharmaceuticals Inc.
 IMRglobal Corporation
*ING Groep N.V.
*Infinity Broadcasting Corporation (Class A)
 Jafco Co., Ltd.
 Jardine Strategic Holdings Limited
 Kamps AG
 Kawasumi Laboratories, Inc.
 Kissei Pharmaceutical Co., Ltd.
 Lycos, Inc.
*Mayne Nickless Ltd.
 Meitec Corporation
*Microstrategy Inc.
*Mony Group, Inc.
*National Westminster Bank PLC (Ordinary)
 Network Associates, Inc.
 Nichicon Corporation
 Outback Steakhouse, Inc.
 PT Hanjaya Mandala Sampoerna
 PT Indosat (ADR)
*Panfon Hellenic Telecom Co.
 Penauille Polyservices
 QBE Insurance Group Limited
*QLogic Corporation
*Rexall Sundown Corporation
 SCI Systems, Inc.
 SPX Corporation
 SRL, Inc.
 SangStat Medical Corporation
 Sanmina Corporation
 Sanyo Shinpan Finance Co., Ltd.
 Savile Systems PLC (ADR)
*Scottish Annuity & Life Holdings, Ltd.
*Select Comfort Corporation
 Seton Scholl Healthcare Group PLC
 Sky City Limited
*Societe Europeene de Communications (Class A)
*Societe Europeene de Communications (Class B)
 Stillwater Mining Company
 Tektronix, Inc.
*Ticket Master Online--City Search `B'
 Tokyo Style Co., Ltd.
*Toll Brothers, Inc.
 Tranz Rail Holdings Limited
*UBS AG
 U.S. Home Corporation
 uBid, Inc.
 Unique International N.V.
 Valora Holding AG
 Vitasoy International Holdings Ltd.
*Xoom.com Inc.
 Yodogawa Steel Works, Ltd.

Deletions

 ADVO, Inc.
 Altran Technologies S.A.
 Ardent Software, Inc.
 Au Bon Pain Company, Inc. (Class A)
 BHA Group, Inc. (Class A)
 Bank United Corporation (Class A)
*Barclays Bank PLC
 Charter One Financial, Inc.
*Compagnie Financiere de Paribas
*Compania Anonima Nacional Telefonos de Venezuela SACA (CANTV) (ADR) *Consolidated Freightways Inc.
*Credit Suisse Group (Registered)
 EM.TV & Merchandising AG
*Etek Dynamics Inc
 Far East Bank & Trust Company
 Forcenergy Inc.
*Fortum Corporation, the IVO-Neste Group
*Fox Entertainment Group, Inc. (Class A)
 Giga Information Group, Inc.
 Grands Magasins Jelmoli Holding AG
 GreenPoint Financial Corporation
 Grupo Profesional Planeacion y Proyectos, S.A. de C.V. (Class B)
 HCIA, Inc.
*ING Groep N.V.
*Infinity Broadcasting Corporation (Class A)
 Information Resources, Inc.
 Invacare Corporation
 Magellan Health Services, Inc.
*Mayne Nickless Ltd.
 Metromedia International Group, Inc.
*Microstrategy Inc.
*Mony Group, Inc.
 National Data Corporation
*National Westminster Bank PLC (Ordinary)
*Panfon Hellenic Telecom Co.
 Phoenix Technologies Ltd.
 Plains Resources Inc.
 Priority Healthcare Corporation (Class B)
*QLogic Corporation
 Ramsay Health Care, Inc.
 Rational Software Corporation
*Rexall Sundown Corporation
 SITEL Corporation
 SK Telecommunications Co., Ltd. (ADR)
 Scandic Hotels AB
 Schibsted ASA
*Scottish Annuity & Life Holdings, Ltd.
 Select Appointments Holdings PLC
*Select Comfort Corporation
 Skillsgroup PLC
*Societe Europeene de Communications (Class A)
*Societe Europeene de Communications (Class B)
*Ticket Master Online--City Search `B'
*Toll Brothers, Inc.
 TransTexas Gas Corporation
 Trigon Healthcare, Inc.
 Triumph Group, Inc.
*UBS AG
*Xoom.com Inc.

*Added and deleted in the same quarter.


                                     22 & 23

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Kenneth Chiang, Senior Vice President
and Senior Portfolio Manager
Norman R. Harvey, Senior Vice President
Hubertus Aarts, Vice President
Donald C. Burke, Vice President
James E. Russell, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ

08543-9011                                                         #18177--12/98

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